UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2010

AMERICAN STATES WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

GOLDEN STATE WATER COMPANY
(Exact name of registrant as specified in its charter)

California	001-12008	95-1243678
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2010, the Compensation Committee of the Board of Directors approved the 2010 short-term incentive program (the “Bonus Program”) for the executive officers (the “Executive Officers”) of Golden State Water Company (“GSWC”) and American States Utility Services, Inc. (“ASUS”).  Under the terms of the Bonus Program, subject to approval of the Company’s performance incentive plan by the shareholders of the company at the annual shareholders meeting in May 2010, each of the Executive Officers is eligible to earn two separate cash bonuses for the 2010 calendar year based on an objective bonus and a discretionary bonus.

The target aggregate bonus for Robert J. Sprowls, President and Chief Executive Officer of GSWC, Eva G. Tang, the Senior Vice President - Finance, Chief Financial Officer and Corporate Secretary of GSWC, Denise L. Kruger, Senior Vice President of Regulated Utilities of GSWC, McClellan Harris III, Senior Vice President and Assistant Secretary of ASUS, and James B. Gallagher, Vice President of Management Services of ASUS, is 30%, 20%, 20%, 20% and 15%, respectively, of his or her base salary.  The objective bonus is 75% of the aggregate target bonus for each of these Executive Officers and will become payable based upon each Executive Officer’s attainment of specific performance targets established for the business criteria set forth in the Bonus Program.  The discretionary bonus is 25% of the aggregate target bonus for each of these Executive Officers and is payable based on the Company’s subjective assessment of the Executive Officer’s attainment of core performance objectives established for each Executive Officer’s position.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

Exhibit 10.1     2010 Short-Term Incentive Program

Exhibit 10.2     Form of 2010 Short-Term Incentive Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY

Date:	April 6, 2010	/s/ Eva G. Tang
Eva G. Tang
Senior Vice President, Chief Financial Officer,
Corporate Secretary and Treasurer

GOLDEN STATE WATER COMPANY

/s/ Eva G. Tang
Eva G. Tang
Senior Vice President, Chief Financial Officer
and Corporate Secretary